SECURITIES AND EXCHANGE COMMISSION
				   WASHINGTON, D.C. 20549-1004

						   FORM 8-K

						CURRENT REPORT

				Pursuant to Section 13 or 15(d) of the
				   Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported) May 7, 1999
						-------------------
					Commission File Number 1-5324
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					   NORTHEAST UTILITIES
					   --------------------
		(Exact name of registrant as specified in its charter)


   MASSACHUSETTS                 		1-5324			04-2147929
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 (State or other jurisdiction of       Commission		(I.R.S. Employer
incorporation or organization)        	File No.)		Identification No.)


	174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
                  -----------------------------------------------
      (Address of principal executive offices)              (Zip Code)

(Registrant's telephone number, including area code)	(413) 785-5871


(Former name or former address, if changed since last report) Not Applicable


ITEM 5. OTHER EVENTS

Implementation of Shareholder Rights Plan

On April 30, 1999, Northeast Utilities received an order from the Securities and Exchange Commission authorizing Northeast Utilities' previously announced Shareholder Rights Plan (the "Plan") under the Public Utility Holding Company Act of 1935. Pursuant to the order, Northeast Utilities implemented the Plan and distributed to shareholders of record as of May 7, 1999, a dividend of one Right for each outstanding common share. A description and the terms of the Rights are set forth in the Rights Agreement dated as of February 23, 1999 between Northeast Utilities and Northeast Utilities Service Company, as Rights Agent, which was filed as exhibit 1 to the Registration Statement on Form 8-A filed by Northeast Utilities on April 12, 1999 and is incorporated herein by reference. The terms of the Plan are further described in Northeast Utilities Current Report on Form 8-K dated February 23, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

1. Rights Agreement dated as of February 23, 1999, between Northeast Utilities and Northeast Utilities Service Company, as Rights Agent - incorporated by reference to Exhibit 1 to the Registration Statement on Form 8-A filed by Northeast Utilities on April 12, 1999 with the
Securities and Exchange Commission (SEC File No. 001-05324).


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					NORTHEAST UTILITIES
        (registrant)


				By: /S/ David R. McHale
   			      Vice President and Treasurer
        			 Date: May  12, 1999